Exhibit 99.2

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	March 17, 2003	Closing Date:	October 19, 2000

Collection Period Begin Date:	February 1, 2003	Previous Distribution Date:	February 18, 2003
Collection Period End Date:	February 28, 2003	Previous Collection Period End Date:	January 31, 2003

A.	Initial Bond Characteristics	Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP

i.	Class A-1 Notes	$ 230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

		Balance as of		% of Original Balance		Unpaid Interest 02/18/03	Unpaid Interest 03/17/03

B.	Bond Balances	02/18/03	03/17/03	02/18/03	03/17/03

i.	Class A-1 Notes	—	—	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	77,571,601	64,108,412	24.63%	20.35%	—	—
iv.	Class A-4 Notes	103,640,000	103,640,000	100.00%	100.00%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C.	Reserve Account

i.	Initial Reserve Deposit	$ 7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75%	of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D.	Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	March 17, 2003	Closing Date:	October 19, 2000

Collection Period Begin Date:	February 1, 2003	Previous Distribution Date:	February 18, 2003
Collection Period End Date:	February 28, 2003	Previous Collection Period End Date:	January 31, 2003

		Initial Balance 9/30/00	Balance as of		Percent of Original as of

E.	Portfolio Characteristics		01/31/03	02/28/03	01/31/03	02/28/03

i.	Principal Balance	$ 950,415,639	$ 224,137,968	$ 210,518,412	23.58%	22.15%
ii.	Number of Contracts	73,293	29,985	28,844	40.91%	39.35%
iii.	Weighted Average Coupon (WAC)	9.44%	9.52%	9.52%
iv.	Weighted Average Original Term	61.40	63.04	63.12
v.	Weighted Average Remaining Term	49.40	28.25	27.52
vi.	Weighted Average Seasoning	12.00	34.79	35.61

		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance

F.	Portfolio Performance	01/31/03	02/28/03	01/31/03	02/28/03	01/31/03	02/28/03	01/31/03	02/28/03

i.	30-59 Days Delinquent	610	543	2.03%	1.88%	$ 4,762,261	$ 4,168,307	2.12%	1.98%
ii.	60-89 Days Delinquent	216	139	0.72%	0.48%	1,645,868	1,032,689	0.73%	0.49%
iii.	90-119 Days Delinquent	60	51	0.20%	0.18%	350,801	321,402	0.16%	0.15%
iv.	120+Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	11	10	0.04%	0.03%	135,991	104,857	0.06%	0.05%
vi.	Repo In Inventory (Not Charged-Off)	18	18	0.06%	0.06%	203,430	195,243	0.09%	0.09%
vii.	Gross Charge-Offs in Period	60	45	0.20%	0.16%	386,322	304,746	0.17%	0.14%

		$		% of Original Balance

G.	Portfolio Charge-Offs	01/31/03	02/28/03	01/31/03	02/28/03

i.	Gross Charge-Offs In Period	$386,322	$304,746	0.041%	0.032%
ii.	Cumulative Gross Charge-Offs	12,583,864	12,888,610	1.324%	1.356%
iii.	Net Losses In Period	162,712	158,827	0.017%	0.017%
iv.	Cumulative Net Losses	8,213,712	8,372,539	0.864%	0.881%

H.	Pool Collections

i.	Borrower Interest Collections	$1,732,589.47
ii.	Borrower Principal Collections	13,085,477.97
iii.	Net Liquidation Proceeds	129,260.78
iv.	Recoveries	145,919.16
v.	Repurchase Amounts (Interest)	795.21
vi.	Repurchase Amounts (Principal)	100,070.48
vii.	Total Interest Collections	1,733,384.68
viii.	Total Principal Collections	13,460,728.39

I.	Pool Balance Reconciliation

i.	Beginning Pool Balance	$224,137,968.12
ii.	Pool Balance Reductions from Principal Collections	13,314,809.23
iii.	Gross Charge-Offs In Period	304,746.43
iv.	Ending Pool Balance	210,518,412.46

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	March 17, 2003	Closing Date:	October 19, 2000

Collection Period Begin Date:	February 1, 2003	Previous Distribution Date:	February 18, 2003
Collection Period End Date:	February 28, 2003	Previous Collection Period End Date:	January 31, 2003

J.	Total Available

i.	Total Pool Collections		$ 15,194,113.07
ii.	Reinvestment Income from Reserve Account		774.35
	Reserve Account Balance	$ 7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		$ 15,194,887.42

K.	Waterfall	Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid

	Servicing Fee	$ 186,781.64
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	186,781.64	$ 186,781.64	$ 15,194,887.42	$ 7,128,117.29	$ 0.00	$ 186,781.64

ii.	Class A Notes Interest Distribution		1,015,007.48	15,008,105.78	7,128,117.29	0.00	1,015,007.48

	Class A Notes Balance	181,211,601.45
	Pool Balance	210,518,412.46

iii.	First Priority Principal Distribution	0.00	0.00	13,993,098.30	7,128,117.29	0.00	0.00

iv.	Class B Notes Interest Distribution		168,209.00	13,993,098.30	7,128,117.29	0.00	168,209.00

	Class A and B Notes Balance	209,721,601.45
	Pool Balance	210,518,412.46

v.	Second Priority Principal Distribution	0.00	0.00	13,824,889.30	7,128,117.29	0.00	0.00

vi.	Class C Notes Interest Distribution		88,412.00	13,824,889.30	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	13,736,477.30			0.00

	Outstanding Money Market Securities	0.00
	Total Notes Balance	223,981,601.45
	Specified Credit Enhancement Amount	7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	0.00
	Target Securities Balance	210,518,412.46

viii.	Regular Principal Distribution	13,463,188.99	13,463,188.99	13,736,477.30			13,463,188.99

ix.	Release to Seller		273,288.31	273,288.31	7,128,117.29		273,288.31

AmSouth Auto Trust 2000-1
Monthly Servicing Report

Distribution Date:	March 17, 2003	Closing Date:	October 19, 2000

Collection Period Begin Date:	February 1, 2003	Previous Distribution Date:	February 18, 2003
Collection Period End Date:	February 28, 2003	Previous Collection Period End Date:	January 31, 2003

L.	Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall

	Total Class A Notes			$1,015,007.48	$—	$—	$1,015,007.48	$1,015,007.48	$—
	Class A-1 Notes	6.745%	27	—	—	—	—	—	—
	Class A-2 Notes	6.70%	30	—	—	—	—	—	—
	Class A-3 Notes	6.67%	30	431,168.82	—	—	431,168.82	431,168.82	—
	Class A-4 Notes	6.76%	30	583,838.67	—	—	583,838.67	583,838.67	—
	Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
	Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M.	Bond Principal Distributions

	First Priority Principal Distribution	$—
	Second Priority Principal Distribution	—
	Regular Principal Distribution	13,463,188.99

	Total Principal Distribution	13,463,188.99
	Class A-1 Notes Principal Distribution	—
	Class A-2 Notes Principal Distribution	—
	Class A-3 Notes Principal Distribution	13,463,188.99
	Class A-4 Notes Principal Distribution	—
	Class B Notes Principal Distribution	—
	Class C Notes Principal Distribution	—